UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17129 US Hwy 19 N.

Clearwater, FL 33760

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 22, 2023, Upexi, Inc. (the “Company”) issued promissory notes to two individual accredited investors in the principal amounts of $2,150,000 (“Note A”), and $560,000 (“Note B,” and, together with Note A, the “Notes”).  Note A has a term of 21 months, provides for payment in kind interest and fees, payable on the date of issuance, in the amount of 134,000 shares of the Company’s common stock (the “Note Shares”), and monthly payments of principal commencing December 22, 2023, with a final payment on the maturity date November 22, 2024.  Note B has a term of 21 months, provides for interest at the rate of 10% per annum, with monthly payments of interest for the initial 9 months, and thereafter monthly payments of principal and interest until maturity on November 22, 2024.

The Notes and the Note Shares were issued pursuant to exemptions under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and corresponding state securities laws.  The Notes and the Note Shares contain standard restrictive legends on transfer.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of the agreements, which are attached as exhibits to this Current Report on Form 8-K. Readers should review the agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Note A dated February 22, 2023

10.2	Form of Note B dated February 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: February 23, 2023	By:	/s/ Allan Marshall
Allan Marshall
Chief Executive Officer and Chairman

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